EXHIBIT 1.1




                       DAIMLERCHRYSLER MASTER OWNER TRUST


                    DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                              Seller and Depositor


                 DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
                              Servicer and Sponsor


                         FORM OF UNDERWRITING AGREEMENT


                                                                  [____________]

[___________],
    [as Underwriter]
    [as Representative of the several Underwriters named in the applicable Terms Agreement]
[___________]
[___________]

Ladies and Gentlemen:

            DaimlerChrysler Master Owner Trust, a Delaware statutory trust (the "Issuer"), proposes to sell, and DaimlerChrysler Wholesale Receivables LLC, a Delaware limited liability company ("DCWR" or the "Depositor"), proposes to cause the Issuer to sell, the notes of the series designated in the applicable Terms Agreement (as hereinafter defined) (the "Notes"). The Notes will be issued pursuant to the Amended and Restated Indenture, dated as of December 16, 2004, as supplemented by the related Indenture Supplement having the date stated in the applicable Terms Agreement (as so amended and supplemented, the "Indenture"), between the Issuer and The Bank of New York, as trustee (the "Indenture Trustee"). The Issuer is governed by the Amended and Restated Trust Agreement, dated as of December 16, 2004 (as amended and supplemented, the "Trust Agreement"), between DCWR as beneficiary (in such capacity, the "Beneficiary"), and Deutsche Bank Trust Company Delaware, the successor to Chase Bank USA, National Association (formerly Chase Manhattan Bank USA, National Association) as owner trustee (the "Owner Trustee").

            The Issuer's obligations under the Notes will be secured pursuant to the Indenture by certain assets of the Issuer (collectively, the "Collateral"). The Collateral consists primarily of a pool of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of DaimlerChrysler Financial Services Americas LLC ("DCFS"), the successor by merger to DaimlerChrysler Services North America LLC ("DCS"), that meet certain eligibility criteria. The Receivables and related collateral security are sold by DCFS to DCWR pursuant to the Second Amended and Restated Receivables Purchase Agreement, dated as of


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December 16, 2004 (as amended or supplemented, the "Receivables Purchase
Agreement"), between DCFS (which has succeeded DCS thereunder) and DCWR, and then sold by DCWR to the Issuer pursuant to the Sale and Servicing Agreement, dated as of December 16, 2004 (as amended or supplemented, the "Sale and Servicing Agreement"), among DCWR as seller (in such capacity, the "Seller"), DCFS (which has succeeded DCS thereunder) as servicer (in such capacity, the "Servicer"), and the Issuer.

            The Notes designated in the applicable Terms Agreement, a form of which is attached hereto as Exhibit A, will be sold in a public offering by the Issuer through [you as underwriter (the "Underwriter" or "you")][through the several underwriters listed on Schedule I to the applicable Terms Agreement (collectively, the "Underwriters") for whom you are acting as representative (the "Representative" or "you")]. Notes sold to the Underwriter[s] shall be sold thereto pursuant to the Terms Agreement, dated as of the date hereof (the "applicable Terms Agreement"), among DCWR, DCFS and you, which shall incorporate by reference this Underwriting Agreement (this "Agreement," which in turn may include the applicable Terms Agreement if the context so requires).

            To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture or the Sale and Servicing Agreement. Unless otherwise stated herein or in the applicable Terms Agreement, as the context otherwise requires or if such term is otherwise defined in the Indenture or the Sale and Servicing Agreement, each capitalized term used or defined herein or in the applicable Terms Agreement shall relate only to the Notes designated in the applicable Terms Agreement and no other series, class or tranche of notes issued by the Issuer.

            Upon the execution of the applicable Terms Agreement, DCWR and DCFS agree with the Underwriter[s] as follows:

            1. Purchase, Sale and Delivery of the Notes. Subject to the terms and conditions herein set forth and in the applicable Terms Agreement, DCWR agrees to cause the Issuer to sell and deliver the Notes to the Underwriter[s] as hereinafter provided, and the Underwriter[s], upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree[s] to purchase, from the Issuer the principal amount of the Notes at the purchase price set forth in such Terms Agreement.

            2. Offering and Sale by the Underwriter[s]. It is understood that, after the Registration Statement (as hereinafter defined) becomes effective, the Underwriter[s] propose[s] to offer the Notes for sale to the public (which may include selected dealers) as in the judgment of the Underwriter[s] is advisable, in the manner set forth in the Prospectus (as hereinafter defined).

            At or prior to the time when sales to purchasers of the Notes were first made by the Underwriter[s], which was approximately [______] [a.m.][p.m.] on [__________] (the "Time of Sale"), the Depositor had prepared the following information (collectively, the "Time of Sale Information"): the Preliminary Prospectus Supplement dated [__________] to the Prospectus (together, with information referred to under the caption "Static Pool Data" therein regardless of whether it is deemed a part of the Registration Statement or Prospectus, the "Preliminary



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

Prospectus"). If, at or subsequent to the Time of Sale and prior to the Closing Date (as hereinafter defined), such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as a result investors in the Notes may terminate their old "Contracts of Sale" (within the meaning of Rule 159 under the Securities Act of 1933, as amended (the "Securities Act")) for any Notes and the Underwriter[s] enter[s] into new Contracts of Sale with investors in the Notes, then "Time of Sale Information" will refer to the information conveyed to investors at the time of entry into the first such new Contract of Sale, in an amended Preliminary Prospectus approved by the Depositor and you that corrects such material misstatements or omissions (a "Corrected Prospectus") and "Time of Sale" will refer to the time and date on which such new Contracts of Sale were entered into.

            3. Payment for the Notes. Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made to DCWR or to its order by wire transfer of same day funds at [10:00] a.m., New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the first Business Day thereafter, as you and DCWR may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

            Unless otherwise provided in the applicable Terms Agreement, against payment of the purchase price in immediately available funds drawn to the order of DCWR, DCWR will cause the Issuer to deliver the Notes to the Underwriter[s], registered in the name of Cede & Co., as nominee of The Depository Trust Company, and in such denominations as the Underwriter[s] shall request in writing not later than [two] full Business Days prior to the Closing Date. The Notes will be made available for inspection by you at the office of Sidley Austin LLP not later than [10:00] a.m., New York City time, on the Business Day prior to the Closing Date. Any transfer taxes payable in connection with the transfer of the Notes to the Underwriter[s] shall be duly paid by DCWR.

            4. Representations and Warranties. Upon the execution of the applicable Terms Agreement, each of the Depositor and DCFS represents and warrants to the Underwriter[s] that, as of the date hereof and as of the Closing
Date:

            (a) A registration statement on Form S-3 (No. 333-120110) relating to asset backed notes, including the Notes, has been filed by the Depositor with the Securities and Exchange Commission (the "Commission") and has become effective, has been amended by various post-effective amendments, the last of which is Post-Effective Amendment No. [_] that became effective on [__________], and is still effective as of the date hereof under the Securities Act. The Depositor proposes to file with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations") a prospectus supplement dated [__________] (together, with information referred to under the caption "Static Pool Data" therein regardless of whether it is deemed a part of the Registration Statement or Prospectus, the "Prospectus Supplement") to the prospectus dated [___________], relating to the Notes and the method of distribution thereof. Copies of such registration statement, any amendment or supplement thereto, such prospectus, the Preliminary Prospectus


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

and the Prospectus Supplement have been delivered to you. Such registration statement, including exhibits thereto, and such prospectus, as amended or supplemented to the date hereof, and as further supplemented by the Prospectus Supplement, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. The conditions to the use of a registration statement on Form S-3 under the Securities Act have been satisfied. [The Depositor has filed the Preliminary Prospectus, and it has done so within the applicable period of time required under the Securities Act and the Rules and Regulations.]

            (b) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement, complied and on the Closing Date will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder. The Registration Statement, as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430B(f)(2) under the Securities Act and any amendment to the Registration Statement, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Preliminary Prospectus, as of its date and as of the Time of Sale, did not contain an untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, does not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in the three preceding sentences do not apply to
(i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee under the Trust Indenture Act or (ii) that information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information (as defined below). The Indenture has been qualified under the Trust Indenture Act. "Underwriter Information" consists solely of the [________] paragraph under the caption "Underwriting" in the Preliminary Prospectus and the [________] paragraph under the caption "Underwriting" in the Prospectus Supplement.

            (c) The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

            (d) The Depositor is not, and on the date on which the first bona fide offer of the Notes was made was not, an "ineligible issuer," as defined in Rule 405 under the Securities Act.

            (e) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by



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

DCWR and DCFS and when executed and delivered by DCWR and DCFS, each of this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of DCWR and DCFS.

            (f) None of DCWR, DCFS or anyone acting on behalf of either such entity has taken any action that would require qualification of the Sale and Servicing Agreement or the Trust Agreement under the Trust Indenture Act or require registration of DCWR or the Issuer under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will DCWR or DCFS act, nor has either of them authorized, nor will either of them authorize, any person to act in such a manner.

            (g) The Seller's assignment and delivery of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement has vested and will vest in the Issuer all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance other than the lien of the Indenture.

            (h) The Issuer's assignment of the Collateral to the Indenture Trustee pursuant to the Indenture has vested and will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

            5. Written Communications.

            (a) The following terms have the specified meanings for purposes of this Agreement and the applicable Terms Agreement:

                  (i) "Free Writing Prospectus" means and includes any information relating to the Notes disseminated by the Depositor or [the][any] Underwriter that constitutes a "free writing prospectus" within the meaning of Rule 405 under the Securities Act.

                  (ii) "Issuer Information" means (1) the information contained in any Underwriter Free Writing Prospectus (as defined below) which information is also included in the Preliminary Prospectus (other than Underwriter Information) and (2) information in the Preliminary Prospectus that is used to calculate or create any Derived Information.

                  (iii) "Derived Information" means such written information regarding the Notes as is disseminated by any Underwriter to a potential investor, which information is neither (A) Issuer Information nor (B) contained in (1) the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement, the Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference (other than information incorporated by reference from any information regarding the Notes that is disseminated by [the][any] Underwriter to a potential investor) or (2) any computer tape in respect of the Notes or the related receivables furnished by the Depositor to [the][any] Underwriter.

            (b) Neither the Depositor nor any of its Affiliates will disseminate to any potential investor any information relating to the Notes that constitutes a "written


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

communication" within the meaning of Rule 405 under the Securities Act, other than the Time of Sale Information and the Prospectus, unless the Depositor has obtained your prior consent.

            (c) Neither the Depositor nor [the][any] Underwriter shall disseminate or file with the Commission any information relating to the Notes in reliance on Rule 167 or 426 under the Securities Act, nor shall the Depositor or [the][any] Underwriter disseminate any Underwriter Free Writing Prospectus "in a manner reasonably designed to lead to its broad unrestricted dissemination" within the meaning of Rule 433(d) under the Securities Act.

            (d) Each Underwriter Free Writing Prospectus shall bear the following legend, or a substantially similar legend that complies with Rule 433 under the Securities Act:

            The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-[________].

            (e) In the event the Depositor or DCFS becomes aware that, as of any Time of Sale, any Time of Sale Information with respect thereto contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in the light of the circumstances under which they were made, not misleading (a "Defective Prospectus"), the Depositor or DCFS shall promptly notify you of such untrue statement or omission no later than one Business Day after discovery and the Depositor shall, if requested by you, prepare and deliver to the Underwriter[s] a Corrected Prospectus.

            (f) [The][Each] Underwriter represents, warrants, covenants and agrees with the Depositor that:

                  (i) Other than the Preliminary Prospectus and the Prospectus, it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes, including but not limited to any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Securities Act; provided, however, that (i) [the][each] Underwriter may prepare and convey one or more "written communications" (as defined in Rule 405 under the Securities Act) containing no more than the following:
      (1) information included in the Preliminary Prospectus with the consent of the Depositor (except as provided in clauses (2) through (6) below), (2) information relating to the class, size, rating, price, CUSIPS, coupon, yield, spread, benchmark, status, Bloomberg ticker and/or legal maturity date of the Notes, the weighted average life, expected final payment date, trade date, settlement date and, if applicable, the payment window of one or more classes of Notes and the Underwriters for


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

      one or more classes of the Notes, (3) the eligibility of the Notes to be purchased by ERISA plans, (4) a column or other entry showing the status of the subscriptions for the Notes (both for the issuance as a whole and for [the][each] Underwriter's retention) and/or expected pricing parameters of the Notes, (5) [______________] and (6) Derived Information prepared by or on behalf of an Underwriter (each such written communication, an "Underwriter Free Writing Prospectus"); (ii) unless otherwise consented to by the Depositor, no such Underwriter Free Writing Prospectus shall be conveyed if, as a result of such conveyance, the Depositor or the Issuer shall be required to make any registration or other filing solely as a result of such Underwriter Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act other than the filing of the final terms of the Notes pursuant to Rule 433(d)(5) of the Securities Act; and (iii) [the][each] Underwriter will be permitted to provide confirmations of sale.

                  (ii) In disseminating information to prospective investors, it has complied and will continue to comply fully with the Rules and Regulations, including but not limited to Rules 164 and 433 under the Securities Act and the requirements thereunder for filing and retention of Free Writing Prospectuses, including retaining any Underwriter Free Writing Prospectuses it has used but which are not required to be filed for the required period.

                  (iii) Prior to entering into any Contract of Sale, it shall convey the Time of Sale Information to the prospective investor. The Underwriter shall maintain sufficient records to document its conveyance of the Time of Sale Information to the potential investor prior to the formation of the related Contract of Sale and shall maintain such records as required by the Rules and Regulations.

                  (iv) If a Defective Prospectus has been corrected with a Corrected Prospectus, it shall (A) deliver the Corrected Prospectus to each investor with whom it entered into a Contract of Sale and that received the Defective Prospectus from it prior to entering into a new Contract of Sale with such investor, (B) notify such investor that the prior Contract of Sale with the investor, if any, has been terminated and of the investor's rights as a result of such agreement and (C) provide such investor with an opportunity to agree to purchase the Notes on the terms described in the Corrected Prospectus.

                  (v) Immediately following the use of any Underwriter Free Writing Prospectus containing any "issuer information" as defined in Rule 433(h)(1) and footnote 271 of the Commission's Securities Offering Reform Release No. 33-8591 of the Securities Act, it has provided the Depositor a copy of such Underwriter Free Writing Prospectus, unless such "issuer information" consists of the terms of the Notes or such information is not the final information to be included in the Prospectus Supplement.

            (g) In the event that [the][any] Underwriter shall incur any costs to any investor in connection with the reformation of the Contract of Sale with such investor that received a Defective Prospectus, the Depositor agrees to reimburse such Underwriter for such costs.



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

            (h) The Depositor shall file with the Commission any Free Writing Prospectus delivered to investors in accordance with this Section 5 as the Depositor is required to file under the Securities Act and the Rules and Regulations, and to do so within the applicable period of time required under the Securities Act and the Rules and Regulations. The Depositor shall file with the Commission the final terms of the Notes pursuant to Rule 433(d)(5) of the Securities Act.

            6. Covenants. Upon the execution of the applicable Terms Agreement, the Depositor and DCFS, as applicable, covenant and agree with the Underwriter that:

            (a) The Depositor, subject to Section 6(b) hereof, will comply with the requirements of Rules 424(b) and 430B under Securities Act and will notify you immediately, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement filed after Post-Effective Amendment No. [__], or the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus, (ii) when [the Preliminary Prospectus and] the Prospectus, and any amendment or supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and (v) the happening of any event during the period referred to in Section 6(d) hereof which, in the judgment of the Depositor, makes the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the lifting thereof.

            (b) Prior to the termination of the offering of the Notes, the Depositor will not file any amendment to the Registration Statement or any amendment, supplement or revision to either the Preliminary Prospectus or to the Prospectus, unless the Depositor has furnished you a copy for your review prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you shall reasonably object. Subject to the foregoing sentence, the Depositor will effect the filings required under Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether [the Preliminary Prospectus and] the Prospectus transmitted for filing under Rule 424(b) were [each] received for filing by the Commission and, in the event that [either][it] was not, the Depositor will promptly file [the Preliminary Prospectus or] the Prospectus[, as applicable].

            (c) The Depositor has furnished or will deliver to the Underwriter[s] and counsel for the Underwriter[s], without charge, a signed copy of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or


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

otherwise deemed to be a part thereof) and a signed copy of all consents and certificates of experts, and will also deliver to the Underwriter[s], without charge, a conformed copy of the Registration Statement and of each amendment thereto (without exhibits) for the Underwriter[s]. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter[s] will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) The Depositor will deliver to the Underwriter[s], without charge, as many copies of the Preliminary Prospectus and the Prospectus as the Underwriter[s] may reasonably request, and the Depositor hereby consents to the use of such copies for purposes permitted by the Securities Act. The Depositor will furnish to the Underwriter[s], without charge, during the period when a prospectus is required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such number of copies of the Prospectus as the Underwriter[s] may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e) The Depositor will comply with the Securities Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Notes as contemplated in this Agreement, the Basic Documents, the Registration Statement and the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter[s] or counsel to the Depositor, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Exchange Act, or the respective rules and regulations thereunder, the Depositor will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to you described in
Section 6(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Preliminary Prospectus or the Prospectus comply with such requirements, the Depositor will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable and the Depositor will furnish to the Underwriter[s], without charge, such number of copies of such amendment or supplement as the Underwriter[s] may reasonably request. Any such filing shall not operate as a waiver or limitation of any right of the Underwriter[s] hereunder.

            (f) The Depositor will prepare and file, or cause to be prepared and filed, with the Commission such other amendments or supplements as you may reasonably request.

            (g) As soon as practicable, but not later than fourteen months after the Closing Date, the Depositor will cause the Issuer to make generally available to holders of the Notes an


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

earnings statement of the Issuer covering a period of at least twelve months beginning after the Closing Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

            (h) The Depositor will arrange for the qualification of the Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

            (i) For a period from the date of this Agreement until the retirement of the Notes or until such time as the Underwriter[s] shall cease to maintain a secondary market in the Notes, whichever occurs first, the Depositor will deliver to you the annual statements of compliance, annual assessment of compliance with servicing criteria, accountants' attestations in respect of such assessments, and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Owner Trustee pursuant to the Indenture and the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Owner Trustee.

            (j) So long as any of the Notes is outstanding, the Depositor will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of the Notes or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Depositor or DCFS filed with any government or regulatory authority that is otherwise publicly available, as the Underwriter[s] may reasonably request.

            (k) On or before the Closing Date, DCFS shall cause its computer records relating to the Receivables to be marked to show the Issuer's absolute ownership of the Receivables and the Issuer's grant of a security interest in the Receivables to the Indenture Trustee, and, from and after the Closing Date, DCFS shall not take any action inconsistent with the Issuer's or the Indenture Trustee's interest in such Receivables, other than as permitted by the Sale and Servicing Agreement and the Indenture.

            (l) To the extent, if any, that the ratings provided with respect to the Notes by the rating agency or agencies that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Depositor, the Depositor shall furnish such documents and take any such other actions.

            (m) For the period beginning on the date of this Agreement and ending on the Closing Date, unless waived by the Underwriter, neither the Depositor nor any trust originated, directly or indirectly, by the Depositor will offer to sell or sell notes (other than the Notes) collateralized by, or certificates evidencing an ownership interest in, automobile or light duty truck dealer floorplan receivables in such a manner as would constitute a public offering to persons in the United States.

            7. Payment of Expenses. The Depositor will pay all expenses incident to the performance of its obligations under this Agreement and the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation of this Agreement and the applicable Terms Agreement,

(iii) the preparation, issuance and delivery of the Notes to the Underwriter[s],
(iv) the fees and disbursements of the Depositor's counsel and accountants, (v) the qualification of the Notes under securities laws in accordance with the provisions of Section 6(h) hereof, including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (vi) the printing and delivery to the Underwriter[s] of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Preliminary Prospectus and the Prospectus, (vii) the printing and delivery to the Underwriter[s] of copies of any blue sky or legal investment survey prepared in connection with the Notes, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (x) the fees and expenses of Sidley Austin LLP in its role as special counsel to the Issuer incurred as a result of providing the opinions required by Sections 8(h) and 8(j) hereof and (xi) the costs and expenses (including any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Notes made by the Underwriter caused by a breach of the representation contained in Section 4(c)[; provided that the Underwriter shall reimburse the Depositor for such expenses of the Depositor up to the amount specified in the applicable Terms Agreement].

            8. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter hereunder are subject to the performance by DCWR and DCFS of their respective obligations hereunder and under the applicable Terms Agreement and to the following additional conditions:

            (a) The Registration Statement shall have become effective.

            (b) On or prior to the Closing Date, you shall have received a letter or letters, dated on or prior to the Closing Date, of KPMG LLP, certified public accountants (or such other independent accountants as may be named in the applicable Terms Agreement) substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to you and your counsel.

            (c) Each of the Preliminary Prospectus and the Prospectus shall have been filed with the Commission in the manner and within the applicable time period required by Rule 424(b) without reliance on Rule 424(b)(8) and in accordance with Section 6(b) hereof; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of DCWR, threatened by the Commission or by any authority administering any state securities laws or blue sky laws; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Underwriter[s].

            (d) Subsequent to the execution and delivery of this Agreement and the applicable Terms Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have occurred (i) any change or any development involving a prospective change in or affecting particularly the business or properties of the

Issuer, the Depositor, DCFS, DaimlerChrysler Corporation or DaimlerChrysler AG which, in the judgment of the Underwriter[s], materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes;
(ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iii) any suspension of trading of any securities of DaimlerChrysler AG, DaimlerChrysler North America Holding Corporation, DCFS or the Depositor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency or any change in the financial markets if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes; or (vi) a material disruption has occurred in securities settlement or clearance services in the United States.

            (e) The representations and warranties of DCWR and DCFS contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and DCWR and DCFS shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date.

            (f) You shall have received an opinion of in-house counsel in the office of the General Counsel of DCWR and DCFS, addressed to you and the Indenture Trustee, dated the Closing Date, satisfactory in form and substance to you and your counsel, to the effect that:

                  (i) DCFS has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan with full organizational power and authority to own its properties and conduct its business, as presently conducted by it, except where the failure to have such organizational power and authority would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of DCFS and its subsidiaries taken as a whole, and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Program Amendment Agreement, and had at all relevant times, and now has, the organizational power, authority and legal right to acquire, own, sell and service the Receivables.

                  (ii) DCWR has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full organizational power and authority to own its properties and conduct its business as presently conducted by it, except where the failure to have such organizational power and authority would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of DCFS and its subsidiaries taken as a whole, and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Program Amendment Agreement and had at all relevant times, and now has, the organizational power, authority and legal right to acquire, own and sell the Receivables and to acquire and hold the DCMOT Certificate.

                  (iii) Each of DCFS and DCWR is duly qualified to do business, is in good standing and has obtained all necessary licenses and approvals in each jurisdiction it does business in, except where the failure to be so qualified or licensed (x) would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of DCFS and its subsidiaries taken as a whole or (y) would not render any Receivable unenforceable by DCWR, the Issuer or the Indenture Trustee.

                  (iv) The direction by the Issuer to the Indenture Trustee to authenticate the Notes has been duly authorized by the Issuer and, when the Notes have been duly executed and delivered by DCWR on behalf of the Issuer, authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly issued and entitled to the benefits and security afforded by the Indenture, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

                  (v) The Receivables Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Program Amendment Agreement have been duly authorized, executed and delivered by DCWR, and each constitutes the legal, valid and binding obligation of DCWR, enforceable against DCWR in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

                  (vi) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by DCFS and DCWR.

                  (vii) The Receivables Purchase Agreement, the Sale and Servicing Agreement, the Administration Agreement and the Program Amendment Agreement have been duly authorized, executed and delivered by DCFS, and each constitutes the legal, valid and binding obligation of DCFS, enforceable against DCFS in accordance with its terms, subject to
      (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

                  (viii) Neither the transfer of the Receivables and assignment of the Collateral Security from DCFS to DCWR pursuant to the Receivables Purchase Agreement, nor the transfer of the Receivables and assignment of the Collateral Security and the Receivables Purchase Agreement from DCWR to the Issuer pursuant to the Sale and Servicing Agreement (including the transfer made on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement), nor the grant of a security interest in the Receivables, the Collateral Security, the Receivables Purchase Agreement and the Sale and Servicing Agreement by the Issuer to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery of this Agreement, the applicable Terms Agreement, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Program Amendment Agreement (such agreements, excluding this Agreement and the applicable Terms Agreement, being collectively referred to in this subsection (f) as the "Basic Documents") by DCWR or DCFS, as applicable, nor the consummation of any transactions contemplated in this Agreement, the applicable Terms Agreement or any of the Basic Documents, nor the fulfillment of the terms thereof by DCFS, DCWR or the Issuer, as the case may be, will conflict with, or result in a material breach, violation, or acceleration of, or constitute a default under, any term or provision of the Articles of Organization or the Operating Agreement, as applicable, of DCFS, or the Certificate of Formation or the Limited Liability Company Agreement, as applicable, of DCWR, or of any indenture or other material agreement or material instrument to which DCFS or DCWR is a party or by which either of them is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to DCFS or DCWR of any court, regulatory body, administrative agency or governmental body having jurisdiction over either of them.

                  (ix) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of this Agreement, the applicable Terms Agreement, any of the Basic Documents, the DCMOT Certificate, the Indenture or the Notes, (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the applicable Terms Agreement, any of the Basic Documents, the Indenture or the execution and delivery thereof, (3) that might materially and adversely affect the performance by DCFS of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Administration Agreement or the Program Amendment Agreement or (4) that might materially and adversely affect the performance by DCWR of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Receivables

      Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement or the Program Amendment Agreement.

                  (x) To the best of such counsel's knowledge and except as set forth in the Prospectus, no material default exists and no event has occurred which, with notice, lapse of time or both, would constitute a material default in the due performance and observance of any term, covenant or condition of any material agreement to which DCWR or DCFS is a party or by which either of them is bound, which material default has or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of DCFS and its subsidiaries, taken as a whole.

                  (xi) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of
      (x) DCFS contained in this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Administration Agreement or the Program Amendment Agreement are other than as stated therein or (y) DCWR contained in this Agreement, the applicable Terms Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement or the Program Amendment Agreement are other than as stated therein.

                  (xii) DCWR is the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and all of the related Collateral Security transferred by it to the Issuer pursuant to the Sale and Servicing Agreement (including those Receivables and Collateral Security transferred on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement), subject to the rights of the Purchased Receivables Owners in the Collateral Security (other than the Vehicles securing the Receivables) and except for liens permitted under the Restated Receivables Purchase Agreement. Immediately prior to the transfer of the Receivables to the Issuer, DCWR's interest in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables), and the proceeds of each of the foregoing was perfected upon the filing of the financing statement with the Secretary of State of the State of Michigan and constituted a perfected security interest therein, subject to the rights of the Purchased Receivables Owners in the Collateral Security (other than the Vehicles securing the Receivables) and except for liens permitted under the Receivables Purchase Agreement. The assignment of the Receivables and the Collateral Security, all documents and instruments relating thereto, and all proceeds thereof, by DCWR to the Issuer pursuant to the Sale and Servicing Agreement (including the assignment made on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement), vest in the Issuer all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances except as specifically permitted pursuant to the Sale and Servicing Agreement or as may be qualified in this opinion. However, a purchaser of the Receivables who gives new value and takes possession of the instruments which evidence the Receivables in good faith in the ordinary course of such purchaser's business and without knowledge that the purchase violates the rights of the Issuer or its assigns may, under certain circumstances, have priority over the interest of the Issuer in the Receivables, and a mechanic's lien, tax lien, confiscation by government authorities under certain circumstances, or other government lien arising prior to the time Receivables are conveyed to the Issuer may also have priority over the interest of the Issuer in such Receivables.

                  (xiii) Subject to the above, if the transfer of the Receivables and all of the related Collateral Security by DCWR to the Issuer pursuant to the Sale and Servicing Agreement (including the transfer made on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement) constitutes a true sale of the Receivables and the Collateral Security to the Issuer: (a) with respect to such Receivables and Collateral Security in existence on the date hereof, such sale transfers all of the right, title and interest of DCWR in and to such Receivables and Collateral Security to the Issuer, free and clear of any liens now existing or hereafter created, but subject to the rights of DCWR as holder of the DCMOT Certificate; and (b) with respect to such Receivables and Collateral Security which come into existence after the date hereof, upon the creation of such Receivables and Collateral Security and the subsequent transfer of such Receivables and Collateral Security to the Issuer in accordance with the Sale and Servicing Agreement and receipt by DCWR of the consideration thereof required pursuant to the Sale and Servicing Agreement, such sale will transfer all of the right, title and interest of DCWR in and to such Receivables and Collateral Security to the Issuer, free and clear of any liens but subject to the rights of DCWR as holder of the DCMOT Certificate; and, in either case, no further action other than the filing of continuation financing statements, as needed, will thereafter be required under Michigan, New York, Delaware or federal law to protect the Issuer's ownership interest in the Receivables and the Collateral Security against creditors of, or subsequent purchasers from, DCWR. A financing statement has been filed in the office of the Secretary of State of the State of Delaware and, accordingly, such security interest constitutes a perfected security interest in such Receivables and Collateral Security and the proceeds thereof.

                  (xiv) Subject to the above, if the transfer of the Receivables and all of the related Collateral Security by DCWR to the Issuer pursuant to the Sale and Servicing Agreement (including the assignment made on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement) does not constitute a true sale of the Receivables and the Collateral Security to the Issuer, then the Sale and Servicing Agreement creates a valid security interest in favor of the Issuer, in DCWR's right, title and interest in and to the Receivables and the Collateral Security and the proceeds thereof securing the obligation of DCWR thereunder. A financing statement has been filed in the office of the Secretary of State of the State of Delaware and, accordingly, such security interest constitutes a perfected security interest in such Receivables and Collateral Security and the proceeds thereof subject to no prior liens, enforceable as such against creditors of, and subsequent purchasers from, DCWR, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

                  (xv) The Receivables are "tangible chattel paper," "accounts" or "payment intangibles," each as defined in the Uniform Commercial Code.

                  (xvi) The Basic Documents and the Indenture conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus and any supplement thereto.

                  (xvii) The statements in the Prospectus and any supplement thereto under the headings "Risk Factors--Risk factors relating to the receivables--Various legal aspects may cause delays in your receiving payments or may result in reduced payments or losses on your notes" and "Legal Aspects of the Receivables," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                  (xviii) The statements contained in the Prospectus and any supplement thereto under the headings "The Notes," "The Indenture," "Description of the Sale and Servicing Agreement," "Description of the Receivables Purchase Agreement," "Summary of Series Terms," "Series Provisions" and "Deposit and Application of Funds," insofar as such statements constitute a summary of the Indenture and the Basic Documents are a fair summary of such documents.

                  (xix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Indenture or any of the Basic Documents except such filings (all of which have been made) with respect to the transfer of the Receivables to DCWR pursuant to the Receivables Purchase Agreement, the transfer of the Receivables by DCWR to the Issuer pursuant to the Sale and Servicing Agreement (including the transfer made on DCWR's behalf by the CARCO Trust Trustee as provided in the Program Amendment Agreement), the grant of a security interest in the Receivables to the Indenture Trustee pursuant to the Indenture, and such other approvals as have been obtained.

                  (xx) Such counsel is familiar with DCFS's standard operating procedures relating to DCFS's acquisition of a perfected first priority security interest in the vehicles financed by DCFS pursuant to wholesale automobile revolving credit agreements in the ordinary course of DCFS's business. Assuming that DCFS's standard procedures are followed with respect to the perfection of security interests in the Vehicles (and such counsel has no reason to believe that DCFS has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Vehicles), DCFS has acquired or will acquire a perfected security interest in the Vehicles.

                  (xxi) All actions required to be taken and all filings required to be made under the Securities Act and the Exchange Act prior to the sale of the Notes have been duly taken or made.

                  (xxii) The Sale and Servicing Agreement and the Trust Agreement are not required to be qualified under the Trust Indenture Act, and the Issuer is not required to be registered under the Investment Company Act.

                  (xxiii) The Indenture has been duly qualified under the Trust Indenture Act.

                  (xxiv) DCWR is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

                  (xxv) DCFS is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

                  (xxvi) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein.

                  (xxvii) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be included as exhibits thereto, other than those described or referred to therein or included or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, included or incorporated by reference.

                  (xxviii) The Registration Statement has become effective under the Securities Act, any required filing of the Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations.

                  (xxix) Such counsel shall also state that such counsel has examined the Registration Statement, the Preliminary Prospectus and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that the

      Registration Statement (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need not express any view), at the time the Registration Statement initially became effective and at the time Post-Effective Amendment No. [_] thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not express any view), at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(F)(2) under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need express no view), at the date thereof and at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to such counsel's attention that would lead them to believe that the Preliminary Prospectus (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no view), as of the Time of Sale, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

                  (xxx) The Issuer has been duly formed and is validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Program Amendment Agreement, the DCMOT Certificate and the Notes.

                  (xxxi) The Indenture has been duly authorized and, when duly executed and delivered by DCWR on behalf of the Issuer, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

                  (xxxii) Each of the Sale and Servicing Agreement, the Administration Agreement and the Program Amendment Agreement has been duly authorized and, when duly executed and delivered by the Owner Trustee on behalf of the Issuer, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to (w) bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance, and other similar laws now or hereafter in effect relating to creditors' rights and remedies; (x) general principles of equity regardless of whether considered and applied in a proceeding in equity or at law; (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (z) the effect of law or applicable public policy on indemnification or contribution.

            In addition, you shall have received a reliance letter with respect to any opinion that DCWR is required to deliver to any rating agency that initially rates the Notes.

            (g) You shall have received an opinion of an in-house counsel in the office of the General Counsel of DCFS and DCWR, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, relating to certain Michigan tax matters.

            (h) You shall have received an opinion addressed to you of Sidley Austin LLP, in its capacity as special United States federal tax counsel to the Issuer, to the effect that the statements in the Prospectus under the headings "Summary of Series Terms--Tax Status," "Summary--Tax Status" and "Tax Matters--Federal Income Tax Consequences," to the extent they constitute statements of matters of United States federal income tax law or legal conclusions with respect thereto, are correct in all material respects. You shall have also received an opinion addressed to you of Sidley Austin LLP, in its capacity as special ERISA counsel to the Issuer, shall have delivered an opinion to the effect that the statements in the Prospectus under the headings "Summary of Series Terms--ERISA Considerations," "Summary--ERISA Considerations" and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

            (i) You shall have received an opinion addressed to you of Sidley Austin LLP, in its capacity as counsel to the Underwriter[s], dated the Closing Date, with respect to the validity of the Notes and such other related matters as you shall require, and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (j) You shall have received an opinion or opinions of Sidley Austin LLP, special counsel for DCWR and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to you and your counsel, with respect to certain matters relating to the characterization of the transfer of the Receivables to the Issuer and the grant of a security interest in the Receivables to the Indenture Trustee, and the Depositor and DCFS shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (k) You shall have received certificates dated the Closing Date of an officer, who shall be familiar with the offering of the Notes, of each of DCFS and Chrysler Financial Receivables Corporation, as a member of the Depositor, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Depositor or DCFS, as the case may be, contained in the Receivables Purchase Agreement and the Sale and Servicing Agreement, respectively, are true and correct, that the Depositor or DCFS, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Receivables Purchase Agreement and the Sale and Servicing Agreement at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and
(ii) since [_________], except as may be disclosed in the Preliminary Prospectus and the Prospectus (and any respective supplement thereto) or, in the case of DaimlerChrysler Corporation, as may be disclosed publicly by DaimlerChrysler Corporation prior to the execution of this Agreement, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Issuer, the Depositor, DCFS or DaimlerChrysler Corporation has occurred.

            (l) You shall have received an opinion of [Emmet, Marvin & Martin LLP], counsel to the Indenture Trustee, dated the Closing Date, satisfactory in form and substance to you and your counsel, to the effect that:

                  (i) The Bank of New York is a banking corporation organized and validly existing and in good standing under the laws of the State of New York;

                  (ii) Each of the Indenture and the Sale and Servicing Agreement has been duly authorized, executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) The Indenture Trustee has duly authenticated the Notes on the Closing Date;

                  (iv) The execution and delivery of the Indenture and the Sale and Servicing Agreement by the Indenture Trustee and the performance by the Indenture Trustee of the terms of the Indenture and the Sale and Servicing Agreement do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of New York governing banking or trust powers of the Indenture Trustee, or (y) the organization certificate or by-laws of the Indenture Trustee;

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the Sale and Servicing Agreement, or the performance by the Indenture Trustee thereunder; and

                  (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as Indenture Trustee under the Indenture or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture or the Sale and Servicing Agreement.

            (m) You shall have received an opinion of [__________________], counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to you and your counsel, to the effect that:

                  (i) [The Owner Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware;

                  (ii) The Owner Trustee has full corporate trust power and authority to enter into and perform its obligations under the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Issuer, under the Sale and Servicing Agreement and the Administration Agreement;

                  (iii) The execution and delivery of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Issuer, of the Sale and Servicing Agreement and the Administration Agreement and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee;

                  (iv) Each of the Trust Agreement and the Sale and Servicing Agreement constitutes a valid and binding agreement of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except that certain of such obligations may be enforceable solely against the Trust Estate, and except that such enforceability may be subject (a) to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (b) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) The execution and delivery by the Owner Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Issuer, of the Sale and Servicing Agreement and the Administration Agreement do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States federal governmental authority having jurisdiction over the trust power of the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Restated Certificate of Trust with the Secretary of State of the State of Delaware; and

                  (vi) The execution and delivery by the Owner Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Issuer, the Sale and Servicing Agreement and the Administration Agreement, and the performance by the Owner Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Certificate of Incorporation or By-laws of the Owner Trustee.]

            (n) You shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, dated the Closing Date, in form and substance satisfactory to you and your counsel, to the effect that:

                  (i) The Issuer has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. (ss.ss.)3801, et seq. (the "Statutory Trust Act");

                  (ii) The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee and the Beneficiary, enforceable against the Owner Trustee and the Beneficiary, in accordance with its terms;

                  (iii) The Trust Agreement authorizes the Issuer to execute and deliver the Sale and Servicing Agreement, the Indenture and the Administration Agreement (collectively referred to in this subsection (n) as the "Trust Documents"), to issue the Notes and the DCMOT Certificate and to grant the Collateral to the Indenture Trustee as security for the Notes;

                  (iv) The Issuer has the power and authority, pursuant to the Trust Agreement and the Statutory Trust Act, to execute, deliver and perform its obligations under the Trust Documents and the Notes and to issue the DCMOT Certificate and has duly authorized such agreements, obligations and issuance;

                  (v) The DCMOT Certificate has been validly issued and is entitled to the benefits of the Trust Agreement;

                  (vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents or the Notes, the issuance by the Issuer of the DCMOT Certificate or the consummation by the Issuer of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents;

                  (vii) Neither the execution, delivery and performance by the Issuer of the Trust Documents, the Notes or the DCMOT Certificate nor the consummation by the

      Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

                  (viii) Under (ss.ss.)3805(b) of the Statutory Trust Act, no creditor of the holder of the DCMOT Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

                  (ix) Under (ss.ss.)3808(a) and (b) of the Statutory Trust Act, the Issuer may not be terminated or revoked by the Beneficiary, and the dissolution, termination or bankruptcy of any holder of the DCMOT Certificate shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

                  (x) The Owner Trustee is not required to hold legal title to the estate of the Issuer in order for the Issuer to qualify as a statutory trust under the Statutory Trust Act;

                  (xi) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the transfer of the DCMOT Certificate to or from the Issuer;

                  (xii) The corpus of the Issuer is not subject to any personal property or similar ad valorem tax imposed by the State of Delaware;

                  (xiii) The characterization of the Issuer for United States federal income tax purposes, whether as a trust, partnership or association taxable as a corporation, will be determinative of the character of the Issuer for State of Delaware income tax purposes; and, if the Issuer is characterized as a partnership for State of Delaware income tax purposes, no State of Delaware income tax is imposed on the Issuer; and for State of Delaware income tax purposes, taxable income would be derived from "federal taxable income," and for the purpose of ascertaining such taxable income for State of Delaware income tax purposes, the amount of federal taxable income as determined for federal income tax purposes would be determinative, whether the amount of federal taxable income is determined upon the characterization of the transaction as a sale or as a loan;

                  (xiv) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the Notes;

                  (xv) There is no income tax imposed by the City of Wilmington, Delaware, upon the Issuer and the City of Wilmington, Delaware, is prohibited by Delaware State law from imposing a personal property tax upon or measured by the corpus of the Issuer; and

                  (xvi) The Beneficiary is the sole beneficial owner of the Issuer.

            (o) You shall have received opinions of Richards, Layton & Finger, P.A., special Delaware counsel to DCWR and the Issuer, dated the Closing Date, in form and substance satisfactory to you and your counsel, with respect to security interest matters under the Uniform Commercial Code of the State of Delaware.

            (p) You shall have received evidence satisfactory to you that the Notes shall be rated in accordance with the applicable Terms Agreement by each Rating Agency.

            (q) No Event of Default or Early Redemption Event or other event or condition, which event or condition with notice, the passage of time or both would result in an Event of Default or Early Redemption Event, shall have occurred or shall exist on the Closing Date with respect to any outstanding series of notes issued by the Issuer.

            DCWR will provide you, or cause you to be provided with, such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

            9. Indemnification and Contribution.

            (a) The Depositor and DCFS will, jointly and severally, indemnify and hold [the][each] Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment, exhibit or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse [the][each] Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Depositor nor DCFS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriter Information.

            (b) [The][Each] Underwriter[, severally and not jointly,] agrees to indemnify and hold harmless the Depositor against any losses, claims, damages or liabilities to which the Depositor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained (x) in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment, exhibit or supplement thereto or (y) in any Derived Information prepared by or on behalf of such Underwriter, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission (A) in the Registration Statement, the Preliminary Prospectus or the Prospectus, or in any amendment, exhibit or supplement thereto, was made in reliance upon and in conformity with the Underwriter Information or (B) in the Derived Information prepared by or on behalf of such Underwriter that does not arise out of or is not based upon an error or material omission in the information contained in the Registration Statement or Preliminary Prospectus, or in any computer tape in respect of the Notes, the Receivables or the related Accounts furnished by the Depositor or DCFS to [the][any] Underwriter, and will reimburse any legal or other expenses reasonably incurred by the Depositor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. [Notwithstanding anything to the contrary herein, no Underwriter shall be obligated pursuant to this subsection (b) to indemnify and hold harmless the Depositor with respect to any Derived Information prepared by or on behalf of another Underwriter.]

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriter[s] on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriter[s] on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriter[s] on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriter[s]. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriter[s] and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter [(except as may be provided in the agreement among Underwriters relating to the offering of the Notes] shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Underwriter hereunder and under the applicable Terms Agreement[, and no Underwriter shall be required to contribute any amount pursuant to this subsection (d) with respect to any Derived Information prepared by or on behalf of another Underwriter]. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Depositor and DCFS under this Section 9 shall be in addition to any liability which the Depositor or DCFS may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls [the][any] Underwriter within the meaning of the Securities Act; and the [several] obligations of the Underwriter[s] under this Section 9 shall be in addition to any liability which the [respective] Underwriter[s] may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor, to each officer of the Depositor who has signed the Registration Statement and to each person, if any, who controls the Depositor within the meaning of the Securities Act.

            10. [Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase the Notes hereunder and under the applicable Terms Agreement on the Closing Date and arrangements satisfactory to the Representative and the Depositor for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement and the applicable Terms Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Depositor, except as provided in Section 11 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein will relieve a defaulting Underwriter from liability for its default.].

            11. No Bankruptcy Petition. [The][Each] Underwriter covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law.

            12. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Depositor or its officers and DCFS or its officers and of the Underwriter[s] set forth in or made pursuant to this Agreement or contained in certificates of officers of the Depositor or of officers of DCFS submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of [the][any] Underwriter or of the Depositor or DCFS or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriter[s] is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Depositor pursuant to Section 7 hereof and the respective obligations of the Depositor and the Underwriter[s] pursuant to Section 9 hereof shall remain in effect. If for any reason the purchase of the Notes by the Underwriter[s] is not consummated (other than because of a failure to satisfy the conditions set forth in items (ii), (iv), (v) or (vi) of Section 8(d) hereof), the Depositor will reimburse the Underwriter, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the Underwriter in connection with the offering of the Notes. Nothing contained in this Section 12 shall limit the recourse of the Depositor against the Underwriter[s].

            13. Notices. All communications hereunder will be in writing and (i) if sent to you, will be mailed, delivered or telegraphed and confirmed to you at [_______________], Attention: [___________]; (ii) if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at DaimlerChrysler Wholesale Receivables LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334,
Attention: Assistant Secretary; and (iii) if sent to DCFS, will be mailed, delivered or telegraphed and confirmed to it at DaimlerChrysler Financial Services Americas LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334,
Attention: Assistant Secretary.

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any rights or obligations hereunder. Without limiting the generality of the prior sentence, it is expected that, on or about January 1, 2006, DCFS will be merged into its wholly-owned subsidiary, DaimlerChrysler Financial Services Americas LLC ("DCFS"), at which time, without any further action or writing, DCFS will be obligated to perform all of the obligations of DCFS under this Agreement.

            15. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

            16. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. 17. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

            18. Amendment. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            19. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            20. Miscellaneous. Each of the Depositor and DCFS acknowledges and agrees that the Depositor, DCFS and their respective Affiliates each have arm's-length business relationships with [______________] and its Affiliates that create no fiduciary duty on the part of [______________] or any of its Affiliates in connection with all aspects of the transactions contemplated by this Agreement, and each such party expressly disclaims any fiduciary duty.

            Notwithstanding any other provision of this Agreement, immediately after commencement of discussions with respect to the transactions contemplated hereby, the Depositor (and each employee, representative or other agent of the Depositor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Depositor relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

            21. [Representation of Underwriters. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement and the applicable Terms Agreement taken by you will be binding upon all the Underwriters.]

            22. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between DCWR, DCFS and the [Underwriter][Representative] in accordance with its terms.

                                    Very truly yours,


                                    DAIMLERCHRYSLER WHOLESALE
                                    RECEIVABLES LLC

                                    by CHRYSLER FINANCIAL RECEIVABLES
                                    CORPORATION, a member



                                    By:______________________________
                                    Name:
                                    Title:



                                    DAIMLERCHRYSLER FINANCIAL
                                    SERVICES AMERICAS LLC



                                    By:______________________________
                                    Name:
                                    Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


[______________________],
as [Underwriter][Representative of the several Underwriters]



By:______________________________
     Name:
     Title:

                                                                       Exhibit A
                                                                       ---------


                       DAIMLERCHRYSLER MASTER OWNER TRUST


              [FLOATING RATE] AUTO DEALER LOAN ASSET BACKED NOTES,
                                SERIES 200[_]-[_]


                                 TERMS AGREEMENT
                                 ---------------

                                                            Dated: [___________]


To: DaimlerChrysler Wholesale Receivables LLC ("DCWR") and DaimlerChrysler Financial Services Americas LLC ("DCFS")

Re:   Underwriting Agreement dated [___________]

      Series Designation:                     Series 200[_]-[_]

      Series Cut-Off Date:                    [____________]

      Underwriter[s]:                         [____________][The Underwriters named on
                                              Schedule I attached hereto, with each
                                              Underwriter to purchase Notes in the
                                              principal amount set forth opposite its
                                              name on such Schedule I.]

      Terms of the Notes:                     Initial Principal Amount.............$[__________]

                                              Interest Rate........................[One-month LIBOR plus
                                                                                    _____% per annum]

                                              Expected Principal Payment Date......[___________]

                                              Legal Maturity Date..................[___________]

                                              Price to Public per Note.............[____%][In negotiated transactions or otherwise at
                                                                                   varying prices to be
                                                                                   determined at the time of
                                                                                   sale.]

      Interest Payment Dates:                 The [15]th of each month (or, if the [15]th is
                                              not a Business Day, the next succeeding Business Day)
                                              commencing on [_________].


      Note Ratings:                           [Moody's.............................Aaa]

                                              [Standard & Poor's...................AAA]

                                              [Fitch...............................AAA]

      Indenture:                              As defined in the Underwriting Agreement.

      Series 200[_]-[_]Indenture Supplement:  Dated as of [___________].

      Sale and Servicing Agreement:           As defined in the Underwriting Agreement.

      Registration Statement:                 333-120110

      Purchase Price:                         The purchase price payable by the Underwriter[s] for the Notes covered by this Terms Agreement shall be the following percentage of the initial principal amount of all the Notes:

                                              Per Note.............................[___]%

      [Underwriting Commissions,
      Concessions and Discounts:              The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Notes, shall be as follows:

                                              Underwriting discounts and
                                              concessions..........................______%

                                              Selling concessions..................______%

                                              Reallowance..........................______%]

      [Reimbursement of Depositor's           The Underwriter[s] shall reimburse the Depositor for the expenses
      Expenses:                               of the Depositor set forth in Section 7 of the Underwriting
                                              Agreement up to $[________].]

      Closing Date:                           Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of
                                              1934, as amended, the Underwriter[s], DCWR, DCFS and the Issuer hereby agree that the Closing Date shall be [___________],
                                              [10:00] a.m., New York City time.

      Location of Closing:                    Offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New
                                              York 10019

                                                      I-2

      The [Underwriter][Representative on behalf of the several Underwriters] agrees, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated into this Terms Agreement in its entirety and made a part hereof, to purchase all of the above referenced Series of Notes.



                                    [_____________________],
                                    as [Underwriter][Representative]



                                    By:______________________________
                                    Name:
                                    Title:



Accepted:


DAIMLERCHRYSLER WHOLESALE
RECEIVABLES LLC

by CHRYSLER FINANCIAL RECEIVABLES
CORPORATION, a member



By:______________________________
     Name:
     Title:



DAIMLERCHRYSLER FINANCIAL SERVICES
     AMERICAS LLC



By:______________________________
     Name:
     Title:

                                   [SCHEDULE I

                                  UNDERWRITERS



              [FLOATING RATE] AUTO DEALER LOAN ASSET BACKED NOTES,
                                SERIES 200[_]-[_]




                                                     Principal Amount of Series
                                                          200[_]-[_] Notes
                                                 -------------------------------

[____________]...................................     $              [_________]
[____________]...................................                    [_________]
[____________]...................................                    [_________]
[____________]...................................                    [_________]
[____________]...................................                    [_________]
[____________]...................................                    [_________]
[____________]...................................                    [_________]
                                                 _______________________________
                  Total..........................     $             [_________]]
                                                 _______________________________

                                       I-1